Exhibit 99.2

AMN Healthcare Services, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMN Healthcare Services, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald R. Myll, Chief Accounting Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DONALD R. MYLL
Donald R. Myll Chief Accounting Officer and Chief Financial Officer
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to AMN Healthcare Services, Inc. and will be retained by AMN Healthcare Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.